iShares, Inc.®

iShares, Inc. (the “Company”) is a registered investment company that consists of 26 separate investment portfolios called “funds.” This Prospectus relates to the following funds (each a “Fund” and collectively the “Funds”):

iShares MSCI BRIC Index Fund

iShares MSCI Chile Index Fund

Each Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”) only. Only certain large institutional investors known as Authorized Participants may purchase or redeem Creation Units directly with a Fund at NAV. These transactions are usually in exchange for a basket of securities similar to a Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated November 9, 2007

“MSCI BRIC IndexSM” and “MSCI Chile IndexSM”, are service marks of MSCI, Inc. (“MSCI”) and are marks that have been licensed for use for certain purposes by BGI.

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Introduction

This Prospectus contains important information about investing in the Funds. Please read this Prospectus carefully before you make any investment decision. Additional information regarding the Funds is available at www.iShares.com.

Barclays Global Fund Advisors (“BGFA”) is the investment adviser to the Funds. The shares of each Fund are listed and trade at market prices on a national securities exchange such as the American Stock Exchange, the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”) and the NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of a Fund may be different from the Fund’s most recent NAV per share. Each Fund has its own CUSIP number and exchange trading symbol.

The Funds are exchange traded funds (commonly referred to as “ETFs”). ETFs are funds that trade like other publicly traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, only Authorized Participants may purchase or redeem shares directly from the Funds at NAV. Also unlike shares of a mutual fund, the shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Funds are designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective of the Funds

Each Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its “Underlying Index”). Each Fund’s investment objective may be changed without shareholder approval.

Each of the Underlying Indexes is sponsored by an organization that is independent of the Funds and BGFA (an “Index Provider”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index Provider of the Funds is MSCI.

Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

Principal Investment Strategies of the Funds

The principal investment strategies common to each of the Funds are described below. Additional information regarding each Fund’s principal investment strategies is provided in the Descriptions of the Funds section of this Prospectus.

iShares® Introduction

BGFA uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Unlike many investment companies, the Funds do not try to “beat” the indexes they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Indexing eliminates the chance that a Fund may substantially outperform its Underlying Index, but also may eliminate some of the risk of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The iShares MSCI BRIC Index Fund will seek to track the performance of its Underlying Index by investing at least 80% of its assets in component securities and in depositary receipts representing such securities. The Fund may invest up to 20% of its assets in certain futures, options, swap contracts, cash and cash equivalents, including money market funds advised by BGFA, other ETFs, including other iShares funds, and stocks not included in the Underlying Index but which the adviser believes will help the Fund track its Underlying Index. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The iShares MSCI Chile Index Fund will seek to track the performance of its Underlying Index by investing at least 90% of its assets in component securities and in depositary receipts representing such securities. The Fund may invest up to 10% of its assets in certain futures, options, swap contracts, cash and cash equivalents, including money market funds advised by BGFA, other ETFs, including other iShares funds, and stocks not included in the Underlying Index but which the adviser believes will help the Fund track its Underlying Index. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect prospective changes in the relevant Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

BGFA uses a representative sampling indexing strategy, as defined below, for each of the Funds.

Representative Sampling

“Representative sampling” is an indexing strategy that involves investing in a representative sample of the securities included in the relevant Underlying Index that collectively have an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the relevant Underlying Index. The Funds may or may not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between a Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Funds but not to the Underlying Indexes) or representative sampling.

BGFA expects that, over time, the correlation between a Fund’s performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. The difference between 100% correlation and a Fund’s actual correlation with its Underlying Index is called “tracking error.” The Funds’ use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Funds used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy

A Fund may concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries only to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks of the Funds

Each Fund may be subject to the principal risks noted below as well as those specifically identified in the Descriptions of the Funds section. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and its ability to meet its investment objective. Below is a table that identifies the risks described in this section that are applicable to a particular Fund:

• Applicable	iShares MSCI BRIC Index Fund	iShares MSCI Chile Index Fund
Asset Class Risk	•	•
Concentration Risk	•	•
Currency Risk	•	•
Custody Risk	•	•
Emerging Market Risk	•	•
Foreign Securities Risk	•	•
Geographic Risk	•	•
Issuer Risk	•	•
Legal Enforcement of Shareholder Rights Risk	•	•
Management Risk	•	•
Market Risk	•	•
Market Trading Risks	•	•
Non-Diversification Risk	•	•
Passive Investments Risk	•	•
Risks of Privatization Results	•	•
Secondary Market Trading Risk	•	•
Security Risk	•
Tracking Error Risk	•	•
Valuation Risk	•	•
Additional Principal Risks*	•	•

*	Funds identified in this row are subject to additional principal risks that are described in the Descriptions of the Funds section applicable to that Fund.

Asset Class Risk

The securities in an Underlying Index or a Fund’s portfolio may underperform returns of other sectors or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

iShares® Principal Risks of the Funds

Concentration Risk

To the extent that the Underlying Index of a Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities and may be subject to increased price volatility and may also be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry, group of industries, sector or asset class or type of investment. An investment in such a Fund should not constitute a complete investment program.

Currency Risk

Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if you invest in a Fund if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Emerging Market Risk

Some foreign markets in which the Funds invest are considered emerging markets. Investment in emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investment policy than those typically found in a developed market.

Foreign Securities Risk

The iShares MSCI Chile Index Fund invests entirely within the equity markets of a single country and the iShares MSCI BRIC Index Fund invests entirely within the equity markets of four countries. These markets are subject to special risks associated with foreign investment including, generally lower liquidity and market efficiency, generally greater price volatility, exchange rate fluctuations and exchange controls, imposition of restrictions on the expatriation of funds or other assets, less publicly available information about issuers, higher transaction and custody costs, settlement delays and risk of loss, difficulties in enforcing contracts, less regulation of securities markets, different accounting and disclosure standards, governmental interference, higher inflation, greater social, economic and political uncertainties, the risk of expropriation of assets and the risk of war.

Geographic Risk

Some markets in which the Funds invest are located in parts of the world prone to natural disasters, such as earthquakes, volcanoes or tsunamis, and are economically sensitive to environmental events. Any such event could result in a significant negative impact on the economies of these countries and investments made in these countries.

Issuer Risk

The performance of the Funds depends on the performance of individual companies in which the Funds invest. Any issuer may perform poorly and the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Legal Enforcement of Shareholder Rights Risk

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Funds invest may not be as extensive as those that apply in the U.S. Each Fund may therefore have more difficulty asserting its rights as a stockholder of a non-U.S. company in which it invests than it would as a stockholder of a comparable U.S. company.

Management Risk

Each Fund may be subject to management risk because each Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Management risk is the risk that BGFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Each Fund is managed in a manner that seeks to track the Fund’s Underlying Index, and is therefore subject to passive investments risk.

Market Risk

Each Fund’s NAV will react to securities market movements. You could lose money over short periods due to short-term market movements, and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, or economic trends or events that are not specifically related to a company or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market

Although shares of each of the Funds are listed for trading on a national securities exchange, there can be no assurance that an active trading market for such shares will be maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of either Fund will continue to be met or will remain unchanged.

Shares of Each Fund Will Trade at Prices Other Than NAV

Shares of each Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of a Fund’s holdings since the most recent calculation. The trading prices of a Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of a Fund’s shares may deviate

iShares® Principal Risks of the Funds

significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO A FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of a Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade on exchanges at prices close to a Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, then the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares

Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Funds through a broker, you will incur a brokerage commission or other charges determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” A non-diversified fund generally may invest a larger percentage of its assets in the securities of a smaller number of issuers. As a result, a Fund may be more susceptible to the risks associated with these companies or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investments Risk

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

Risks of Privatization Results

Some countries in which the Funds invest may be in the process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Funds do not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Funds accept purchase and redemption orders.

Security Risk

Some markets in which the iShares MSCI BRIC Index Fund invests have experienced acts of terrorism or have strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these nations and may affect the performance of their economies.

Tracking Error Risk

Imperfect correlation between a Fund’s securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indexes and regulatory restrictions may cause a Fund’s performance to diverge from the performance of its Underlying Index. This is called “tracking error.” Tracking error also may result because a Fund incurs fees and expenses while its Underlying Index does not incur such expenses.

Valuation Risk

Because foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.iShares.com. Fund fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

iShares® Portfolio Holdings Information

Descriptions of the Funds

iShares MSCI BRIC Index Fund

Cusip: 464286657

Trading Symbol: BKF

Underlying Index: MSCI BRIC Index

Investment Objective

The iShares MSCI BRIC Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”). The Underlying Index consists of stocks traded primarily on the Sao Paolo Stock Exchange, Russian Trading System Stock Exchange, Moscow Interbank Currency Exchange, National Stock Exchange of India and the Stock Exchange of Hong Kong. As of September 30, 2007, the Underlying Index’s three largest industries were energy, financials and materials.

Principal Risks

The Fund is subject to the risks identified as applicable to the Fund in the Principal Risks of the Funds section. In addition, the Fund is subject to the risks listed below:

Structural Risks. The BRIC economies are subject to political, economic, legal and currency risks which have contributed to a high degree of price volatility in the BRIC equity markets and which could adversely affect investments in the Fund:

■

Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and labor unrest in the BRIC countries. Such political or social developments may result in sudden and significant investment losses. The BRIC countries may be subject to extensive governmental regulation of investment and industry and restrictions on foreign ownership.

■

Expropriation Risk. There may be a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

■	Large Government Debt Risk. Chronic structural public sector deficits in some BRIC countries may adversely impact investments in the Fund.

■

Economic and Currency Risk. The BRIC countries may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or they may experience economic recessions causing a negative effect on the economies and securities markets of their economies. These countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and they may be characterized by a lack of available currency hedging instruments.

Reliance on Exports Risk. The BRIC economies are highly dependent on trade and on the economies of key trading partners. Reduction in spending on the products and services or changes in any of these economies may adversely impact the Fund:

■

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreasing exports or economic recessions. Economic events in any Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse economic event in the Asian markets may have a significant adverse effect on some or all of the BRIC economies.

■

European Economic Risk. Most developed countries in Europe are members of the European Union (“EU”) and the Economic and Monetary Union of the EU (“EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. Decreasing imports, changes in governmental regulations on trade, changes in the exchange rate of the euro or recessions among EU members may have a significant adverse effect on some or all of the BRIC economies.

■

Central and South American Regional Economic Risk. The Brazilian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Brazil’s, are particularly sensitive to fluctuations in commodity prices.

■

U.S. Economic Risk. The United States is either the largest or a large trading partner and foreign investor for the BRIC nations. Any downturn in U.S. economic activity or changes in the exchange rate of the U.S. dollar may have an adverse effect on exports and other economic activities of the BRIC economies.

Commodity Exposure Risk. The agricultural, mining and natural resources sectors of some BRIC economies account for a large portion of their exports. Any changes in these sectors or fluctuations in the commodity markets and, in particular, on the price and demand for agricultural products and natural resources could have a significant adverse impact on these BRIC economies.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore its performance information is not included.

iShares® iShares MSCI BRIC Index Fund

iShares MSCI Chile Index Fund

Cusip: 464286640

Trading Symbol: ECH

Underlying Index: MSCI Chile Investable Market Index

Investment Objective

The iShares MSCI Chile Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Chile Investable Market Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float-adjusted market capitalization index that is designed to measure broad based equity market performance in Chile. The Underlying Index consists of stocks traded primarily on the Santiago Stock Exchange. As of September 30, 2007, the Underlying Index’s three largest industries were utilities, industrials and materials.

Principal Risks

The Fund is subject to the risks identified as applicable to the Fund in the Principal Risks of the Funds section. In addition, the Fund is subject to the risks listed below:

Commodity Exposure Risk. The agriculture and mining sectors of Chile’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Chilean economy.

Structural Risks. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of labor and industry:

■

Political and Social Risk. Historically, Chile has experienced periods of political instability and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund.

■	Government Control and Regulation. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession.

Reliance on Exports Risk. The Chilean economy is highly dependent on trade with other economies. Reduction in spending on Chilean products and services or changes in any of these other economies may adversely impact the Fund:

■

Central and South American Regional Economic Risk. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices.

■

U.S. Economic Risk. The United States is a significant trade and investment partner of Chile. Any downturn in U.S. economic activity or changes in the exchange rate of the U.S. dollar may have a significant adverse effect on Chilean exports and economic activities.

■

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreasing exports or economic recessions. Economic events in any Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse economic event in the Asian markets may have a significant adverse effect on the Chilean economy.

■

European Economic Risk. Decreasing exports, changes in governmental regulations on trade, changes in the exchange rate of the euro or recessions among European economies may have a significant adverse effect on the Chilean economy.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore its performance information is not included.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of a Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of a Fund:

		Annual Fund Operating Expenses[2]
	Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
Fund
iShares MSCI BRIC Index Fund	None	0.75%	None	None	0.75%
iShares MSCI Chile Index Fund	None	0.74%	None	None	0.74%

[1]	Fees paid directly from your investment.

[2]	Expenses that are deducted from a Fund’s assets expressed as a percentage of average net assets.

[3]

The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Funds, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This example is intended to help you compare the cost of owning shares of a Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 Year	3 Years
iShares MSCI BRIC Index Fund	$77	$240
iShares MSCI Chile Index Fund	$76	$237

iShares® Fees and Expenses

Management

Investment Adviser

As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for each Fund and manages the investment of each Fund’s assets. In seeking to achieve a Fund’s investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA’s extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

For its investment advisory services to the iShares MSCI BRIC Index Fund and other iShares Funds in the same management fee category, BGFA is paid management fees equal to each Fund’s allocable portion of: 0.75% per year of the aggregate of the average daily net assets of those Funds less than or equal to $14.0 billion plus 0.68% per year of the aggregate of the average daily net assets of those funds between $14.0 billion and $28.0 billion, plus 0.61% per year of the aggregate of the average daily net assets of those Funds in excess of $28.0 billion; for its investment advisory services to the iShares MSCI Chile Index Fund and other iShares Funds in the same management fee category, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.74% per year of the aggregate of the average daily net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate of the average daily net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate of the average daily net assets of those Funds between $4 billion and $8 billion, plus 0.57% per year of the aggregate of the average daily net assets of those Funds in excess of $8 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for substantially all expenses of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses.

BGFA is entitled to receive management fees from each Fund based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Management Fee*
iShares MSCI BRIC Index Fund	0.75%
iShares MSCI Chile Index Fund	0.74%

*	Because the Funds have not been in operation for a full fiscal year, the percentages reflect the rate at which BGFA will be paid.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. BGFA is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2007, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $2.0 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which each Fund may also invest.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement with BGFA will be available in each Fund’s semi-annual report for the period ending February 28, 2008.

Portfolio Managers

Patrick O’Connor and S. Jane Leung (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Funds. The Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Patrick O’Connor is an employee of BGFA and BGI and, together with the other Portfolio Manager, will be primarily responsible for the day-to-day management of the Funds from their inception. Mr. O’Connor has been a senior portfolio manager for BGFA and BGI since 1999.

S. Jane Leung is an employee of BGFA and BGI and, together with the other Portfolio Manager, will be primarily responsible for the day-to-day management of the Funds from their inception. Ms. Leung has been a senior portfolio manager for BGFA and BGI since 2004 and a portfolio manager for BGFA and BGI from 2001 to 2004.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership (if any) of shares in the Funds.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-800-iShares (1- 800- 474- 2737) or visiting our website www.iShares.com.

Buying and Selling Shares

Shares of each Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded companies. The Company does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Funds through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will also incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount, and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for each Fund based on its trading volume and market liquidity, and is generally lower if a Fund has a lot of trading volume and market liquidity and higher if a Fund has little trading volume and market liquidity. The Funds’ shares trade under the trading symbols listed for each Fund in the Descriptions of the Funds section.

Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board of Directors has

iShares® Shareholder Information

not adopted a policy of monitoring for other frequent trading activity because shares of the Funds are listed and traded on national securities exchanges.

The national securities exchange on which the Funds’ shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s primary listing exchange is the NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally will differ from a Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of each Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a Fund is listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

Determination of Net Asset Value

The NAV for each Fund will generally be determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

In calculating a Fund’s NAV, a Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Directors. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which a Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. The Funds generally distribute net capital gains, if any, to shareholders annually. The Funds also reserve the right to declare special distributions if, in reasonable discretion, such action is necessary or advisable to preserve status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

iShares® Shareholder Information

Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Taxes

As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (1) that is incorporated in a possession of the United States, (2) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program, or (3) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current IRS guidance, the United States has such comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela.

Dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund. In addition, for taxable years of a Fund beginning on or before December 31, 2007, U.S.-source interest-related dividends and short-term capital gain dividends may not be subject to such U.S. withholding tax.

In order for a distribution to qualify as an interest-related dividend or a short-term capital gain dividend, a Fund must designate it as such in writing to shareholders; depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Dividends and interest received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of the total assets of a Fund will almost certainly consist of foreign stocks or securities, the Funds will “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Funds. This means that you will be considered to have received as an additional dividend your shares of foreign taxes but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

Taxes When Shares are Sold

Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws.

iShares® Shareholder Information

Creations and Redemptions

The shares that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Funds’ distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the applicable Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by a Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Funds intend to comply with the federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer”, as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in either case, has executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted with ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

Transaction Fees

Each Fund will impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in-kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Redemptions” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 30, 2007, the approximate value of one Creation Unit per Fund, including the standard creation and redemption transaction fee:

Fund	Approximate Value of Creation Unit	Fee for In-kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases*		Maximum Additional Variable Charge for Cash Redemptions*		Number of Shares Per Creation Unit
iShares MSCI BRIC Index Fund	$3,000,000	$5,900	*	*	*	**	50,000
iShares MSCI Chile Index Fund	$2,500,000	$3,000	*	*	*	**	50,000

*	As a percentage of amount invested.

**	The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.

***	The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of either Fund or the securities that are purchased or sold by either Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

As of the date of this Prospectus, the Funds have been in operation for less than one full calendar year and therefore do not report their financial highlights.

Index Provider

MSCI is a leading provider of global indexes and benchmark-related products and services to investors worldwide. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI, and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder. MSCI is not affiliated with the Company, BGI, BGFA, State Street or the Distributor.

iShares® Distribution

BGI has entered into a license agreement with the Index Provider to use the Underlying Indexes. BGI is sub-licensing rights in the Underlying Indexes to the Company at no charge.

Disclaimers

The iShares MSCI Index Funds (“iShares Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the iShares Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of the iShares Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the iShares Funds in connection with the administration of the iShares Funds, or the marketing or trading of shares of the iShares Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of the iShares Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Funds are not sponsored, endorsed or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Underlying Indexes or the ability of the Underlying Indexes identified herein to track stock market performance. The Underlying Indexes identified herein are determined, composed and calculated by MSCI without regard to the Funds. The NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE Arca has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

The NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. The NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the Underlying Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE Arca makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by a Fund, to the owners of the shares of a Fund, or to any other person or entity, from the use of a Fund’s Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

iShares® Disclaimers

Copies of the Prospectus, SAI, and recent shareholder reports can be found on our website at www.iShares.com. For more detailed information about the Company and shares of the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Company or shares of the Funds or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: (toll free)	1-800-iShares 1-800-474-2737 Monday through Friday 8:00 a.m. to 6:30 p.m. (Eastern Time)
E-mail:	iSharesfunds@seic.com
Write:	iShares, Inc. c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

BGI-F-095-10007

For more information visit
Our website or call
1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™

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